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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 (No. 333-82458) of our reports dated January 14, 2002 relating to the consolidated financial statements and financial statement schedules, which appear in UTStarcom, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2002